                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported)  NOVEMBER 18, 2005
                                                         ----------------------


                                  NETGURU, INC.
             (Exact name of registrant as specified in its charter)

          DELAWARE                      000-28560               22-2356861
----------------------------           ------------          -------------------
(State or other jurisdiction           (Commission             (IRS Employer
      of incorporation)                File Number)          Identification No.)


        22700 SAVI RANCH PARKWAY, YORBA LINDA, CALIFORNIA                92887
--------------------------------------------------------------------------------
            (Address of principal executive offices)                  (Zip Code)

Registrant's telephone number, including area code  (714) 974-2500
                                                  ----------------

                                 NOT APPLICABLE
--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

         |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

         |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

         |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

         |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On November 18, 2005, netGuru, Inc. (the "Company") completed the sale of its Research Engineers International ("REI") business and STAAD product lines to privately held Bentley Systems, Inc. ("Bentley") pursuant to the terms of an Asset Purchase Agreement dated as of August 19, 2005 ("Purchase Agreement") that was described in the Company's Form 8-K for August 18, 2005 filed with the Securities and Exchange Commission on August 24, 2005. At the closing, the Company and Bentley entered into a transition services agreement ("TSA") in substantially the form incorporated by reference as an exhibit to this Form 8-K. As described in the Form 8-K for August 18, 2005, the TSA includes grants of cross-licenses, infrastructure and systems support, access and services relating to the Company's retained business and the business sold to Bentley.

ITEM 1.02 TERMINATION OF A MATERIAL DEFINITIVE AGREEMENT

As described in the Company's Form 10-QSB for September 30, 2005, the Company borrowed funds under various secured credit facilities with Laurus Master Fund, Ltd. ("Laurus"), an entity that beneficially owned more than 5% of the Company's outstanding shares of common stock. In connection with the closing of the Purchase Agreement and pursuant to the terms of a Stand Still Agreement described in the Form 8-K for August 18, 2005, the Company repaid in full its debts to Laurus on November 18, 2005 in the amount of $2,224,509.80 based on principal and interest due as of November 17, 2005. This also included a 4% prepayment penalty of $86,400. As a result, Laurus provided releases of its security interests in the Company's assets and the credit facilities with Laurus terminated.

As described in Item 5.02 below, Santanu Das and Clara Young resigned from their positions as executive officers of the Company effective November 18, 2005. Accordingly, their employment agreements with the Company terminated effective as of that date. The Company has not yet determined the amount of payments, if any, that may be due to Mr. Das or Ms. Young under the terms of their employment agreements or under the terms of the Change in Control and Executive Retention Agreements that were entered into with each of those individuals effective June 1, 2005, as described in the Company's Form 8-K for June 1, 2005 filed with the Securities and Exchange Commission on June 7, 2005.

ITEM 2.01 COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

As indicated in Item 1.01 of this Form 8-K, on November 18, 2005, the Company and Bentley completed the sale of the assets contemplated by the Purchase Agreement. The Company sold its REI business and STAAD product lines in exchange for approximately $21.9 million in net proceeds, of which $2.5 million has been reserved for taxes and contractual reserves and approximately $3.4 million has been or is intended to be used to repay long-term debt, including the debt owed to Laurus as described in Item 1.02.

Pursuant to the Purchase Agreement, Bentley acquired the worldwide operations associated with REI, including the STAAD structural analysis and design product line, software and product development, customer support and relationships, and offices associated with the worldwide business, including offices in Yorba Linda, California; Bristol, United Kingdom; and Kolkata, India; as well as REI sales offices in other parts of Europe and Asia. The Company retained its collaborative software operations and products, including eReview and forReview, and its information technology and engineering business process outsource services businesses.

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

On November 18, 2005 Mr. Santanu Das resigned from his positions as the Company's Executive Vice President and Chief Operating Officer due to his employment with Bentley on November 18, 2005.

On November 18, 2005 Ms. Clara Young resigned from her positions as the Company's Corporate Vice President, Chief Administrative Officer and Corporate Secretary. The resignation is due to her employment with Bentley on November 18, 2005.

On November 18, 2005 Mr. Stephen Owen resigned from his positions as the Company's Corporate Vice President and President of European Operations. The resignation is due his employment with Bentley on November 18, 2005.

The Company's Board appointed Mr. Koushik Dutta as Chief Operating Officer effective November 18, 2005 to fill the position vacated by Santanu Das as described above. Koushik Dutta has served as Chief Technology Officer of the Company's Web4 division since April 2000. Prior to this appointment, Mr. Dutta co-founded Allegria Software, Inc. and served as President and Chief Technology Officer of that company from February 1999 to March 2000. Additionally, Mr. Dutta served as Vice President of Research and Development for Advanced Technology Corporation from 1995 to June 1997 and as Senior Manager for Research Engineers International from 1992 to 1995. Mr. Dutta also co-founded and launched two business ventures, MicroWare and StanSoft. Mr. Dutta is the inventor of eReview, WebWorks, ForReview and AutoProject. Further, Mr. Dutta is the winner of CSI's (Computer Society of India) prestigious NSTPC award for programming. Mr. Dutta holds a Bachelors of Technology degree from Indian Institute of Technology and an M.B.A from Indian Institute of Management.

The Company's board has appointed Mr. Bruce Nelson, the Company's Chief Financial Officer, as the Company's Corporate Secretary effective November 18, 2005, to fill the vacancy created by the resignation of Clara Young.

ITEM 8.01   OTHER EVENTS

The Company's annual meeting of stockholders was held on November 17, 2005. The Company solicited proxies for the re-election of Amrit K. Das, Santanu K. Das, Benedict A. Eazzetta, D. Dean McCormick III, and Stanley W. Corbett as directors and presented three additional proposals referenced below. The results of the vote were as follows:

PROPOSAL ONE: Election of five directors:

                                             For            Withheld
                                             ---            --------

         Amrit K. Das                     18,738,222         64,066
         Santanu K. Das                   18,704,499         97,789
         Benedict A. Eazzetta             18,704,199         98,089
         D. Dean McCormick III            18,738,849         63,439
         Stanley W. Corbett               18,739,849         62,439

PROPOSAL TWO: Approval of the sale of Research Engineers International business and STAAD product lines:


         For:           13,461,197
         Abstain:           22,677
         Against:          193,360


PROPOSAL THREE: Ratification of certain issuances of equity securities for compensatory purposes:

         For:         13,414,639
         Abstain:         28,152
         Against:        234,443


PROPOSAL FOUR: Ratification of the appointment of Haskell & White, LLP as the Company's independent registered public accounting firm for the fiscal year ending March 31, 2006:


         For:            18,751,458
         Abstain:            25,752
         Against:            25,078


As a result of the vote, all five directors were re-elected to the board of directors, and each of proposals two, three and four was approved by stockholders.

ITEM 9.01    FINANCIAL STATEMENTS AND EXHIBITS

         (a)      Financial Statements of Businesses Acquired
                  -------------------------------------------

                  Not applicable.

         (b)      Pro Forma Financial Information
                  -------------------------------

                  Unaudited pro forma financial information regarding the closing of the Purchase Agreement is included beginning at page F-1 of this Form 8-K.

         (c)      Shell Company Transactions
                  --------------------------

                  Not applicable.

         (d)      Exhibits
                  --------

         Number   Description
         ------   -----------

         2.1 Asset Purchase Agreement dated as of August 19, 2005 between netGuru, Inc. and Bentley Systems, Incorporated ("Purchase Agreement") (1)

         10.1 Form of Transition Services Agreement entered into by and between netGuru, Inc. and Bentley Systems, Incorporated at the closing of Purchase Agreement on November 18, 2005 (1)

         10.2 Stand Still Agreement dated as of August 19, 2005 by and between netGuru, Inc. and Laurus Master Fund, Ltd. (1)

----------------------

(1) Filed on August 24, 2005 as an exhibit to the Company's Form 8-K for August 18, 2005 and incorporated herein by reference.

                         PRO FORMA FINANCIAL INFORMATION

         The unaudited pro forma financial statements included below give effect to the sale of the Company's Research Engineers International ("REI") business and STAAD product lines to Bentley Systems, Incorporated ("Bentley") pursuant to the Purchase Agreement incorporated by reference as an exhibit to this Form 8-K.

         The historical information was derived from the Company's unaudited balance sheet as of September 30, 2005, the Company's unaudited statement of operations for the six months ended September 30, 2005, and the Company's audited statement of operations for the fiscal year ended March 31, 2005.

         The unaudited pro forma balance sheet as of September 30, 2005 gives effect to the REI disposal ("REI Disposition") as if it had occurred on that date. The unaudited pro forma statements of operations for the three months ended September 30, 2005 and for the fiscal year ended March 31, 2005 assume that the disposal had occurred on the first day of the fiscal period then ended.

         The unaudited pro forma condensed consolidated financial statements include specific assumptions and adjustments related to the disposition. These pro forma adjustments have been made to illustrate the anticipated financial effect of the disposition. The adjustments are based upon available information and assumptions that the Company believes are reasonable as of the date of this proxy statement. However, actual adjustments may differ materially from the information presented. Assumptions underlying the pro forma adjustments are described in the notes accompanying the pro forma financial statements and should be read in conjunction with the Company's historical financial statements and related notes contained in the Company's quarterly report on Form 10-QSB for the period ended September 30, 2005 and the Company's annual report on Form 10-KSB for the fiscal year ended March 31, 2005. These pro forma condensed consolidated statements of operations do not include the anticipated $19.6 million gain on the disposition.

         The unaudited pro forma condensed consolidated financial information presented is for information purposes only. This information is not intended to represent or be indicative of the consolidated results of operations or financial position that would have been reported had the disposition been completed as of the dates presented. The information is not representative of the Company's future results of operations or financial position.

                                             NETGURU, INC. AND SUBSIDIARIES
                                     CONDENSED CONSOLIDATED PRO FORMA BALANCE SHEET
                                                      (Unaudited)
                                                     (In thousands)

                                                As of September 30, 2005


                                                                                                             NETGURU,
                                                      NETGURU, INC.         REI           PRO FORMA           INC.
                                                       HISTORICAL       DISPOSITION      ADJUSTMENTS        PRO FORMA
                                                      ------------      ------------     ------------     ------------
ASSETS
Current assets:
    Cash and cash equivalents                         $      2,753                       $ 23,145 (B)     $     22,642
                                                                                           (3,189)(C)
                                                                                              (67)(J)
    Accounts receivable                                        806                                                 806
    Income tax receivable                                       12                                                  12
    Notes and related party loans receivable                    12                                                  12
    Deposits                                                    38                                                  38
    Prepaid expenses and other current assets                  773                                                 773
 Current assets of discontinued operations                   3,549        (3,380)(A)         (169)(D)               --
                                                      ------------      ------------     ------------     ------------
Total current assets                                         7,943        (3,380)          19,720               24,283

Property, plant and equipment, net                             895                            169 (D)            1,064
Goodwill, net                                                2,929                                               2,929
Other assets                                                   135                                                 135
                                                      ------------      ------------     ------------     ------------
Total assets                                          $     11,902      $ (3,380)        $ 19,889         $     28,411
                                                      ------------      ------------     ------------     ------------

LIABILITIES AND STOCKHOLDERS EQUITY
Current liabilities:
    Current portion of long-term debt, net            $      1,361      $                $ (1,492)(C)     $         64
                                                                                                  (E)              195
    Current portion of capital lease obligations                16                            112 (F)              128
    Accounts payable                                           405                                                 405
    Accrued expenses                                           410                                                 410
    Income taxes payable                                        24                          1,500 (H)            1,524
    Deferred revenues                                          317                                                 317
    Other liabilities                                          157                                                 157
 Current liabilities of discontinued operations              2,976        (2,603)(A)          940 (G)              940
                                                                                              (67)(J)
                                                                                             (306)(F)
                                                      ------------      ------------     ------------     ------------
Total current liabilities                                    5,666        (2,603)             882                3,945

Long-term debt, net of current portion                       1,644                         (1,697)(C)               35
                                                                                               88 (E)
Capital lease obligations, net of current portion               47                            194 (F)              241
Deferred gain on sale-leaseback and other
    long-term liabilities                                      643                                                 643
                                                      ------------      ------------     ------------     ------------
Total liabilities                                            8,000        (2,603)            (533)               4,864
                                                      ------------      ------------     ------------     ------------
Stockholders' equity:
    Preferred stock                                             --                                                  --
    Common stock                                               191                                                 191
    Additional paid-in capital                              36,869                                              36,869
    Accumulated deficit                                    (32,560)         (777)(F)       20,422 (I)          (12,915)
    Accumulated other comprehensive loss:
    Cumulative foreign currency translation
      adjustments                                             (598)                                               (598)
                                                      ------------      ------------     ------------     ------------
Total stockholders' equity                                   3,902          (777)          20,422               23,547
                                                      ------------      ------------     ------------     ------------
Total liabilities and stockholders' equity            $     11,902      $ (3,380)        $ 19,889         $     28,411
                                                      ------------      ------------     ------------     ------------

                  See accompanying notes to unaudited pro forma condensed consolidated balance sheet.


                                                          F-2

                         NETGURU, INC. AND SUBSIDIARIES
        NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET

(A) Reflects the elimination of all assets and liabilities of the REI business.

(B) Reflects the proceeds received of $23.5 million in connection with the disposition, net of $355,000 of transaction costs.

(C) Reflects the extinguishment of certain of the Company's outstanding debt of $3.2 million with the proceeds received from the disposition.

(D) Reflects capitalized assets that were reflected on the balance sheet of the REI business segment, which were included in discontinued operations, but are now not being sold as part of the sale and will stay with the Company.

(E) Reflects the discount relating to certain of the Company's outstanding debt that is to be expensed as interest expense once the debt has been extinguished.

(F) Reflects capitalized lease obligations that were reflected on the balance sheet of the REI business, which were included in discontinued operations, but are now being retained by the Company.

(G) Reflects liabilities retained by the Company related to the disposition.

(H)      Reflects the estimated income taxes payable on the disposition.

(I) Reflects the estimated gain recognized from the disposition, net of taxes and transaction costs

(J) Reflects the extinguishment of $67,000 of capital lease obligations that was reflected on the balance sheet of the REI business, which was included in discontinued operations.

                                                 NETGURU, INC. AND SUBSIDIARIES
                                    CONDENSED CONSOLIDATED PRO FORMA STATEMENT OF OPERATIONS
                                                           (Unaudited)
                                            (In thousands, except per share amounts)

                                               Six Months Ended September 30, 2005


                                               NETGURU, INC.            REI                 PRO FORMA           NETGURU, INC.
                                                HISTORICAL           DISPOSITION           ADJUSTMENTS            PRO FORMA
                                              ---------------      ----------------      ----------------      ----------------
Net revenues:
    Collaborative software products and       $           380      $             --      $             --      $            380
      services
    IT services                                         1,517                    --                    --                 1,517
                                              ---------------      ----------------      ----------------      ----------------
           Total net revenues                 $         1,897                     $                     $      $          1,897

Cost of revenues:
    Collaborative software products and                     2                    --                    --                     2
      services
    IT services                                         1,175                    --                    --                 1,175
                                              ---------------      ----------------      ----------------      ----------------
           Total cost of revenues                       1,177                    --                    --                 1,177

                                              ---------------      ----------------      ----------------      ----------------
           Gross profit                                   720                    --                    --                   720
                                              ---------------      ----------------      ----------------      ----------------

Operating expenses:
    Selling, general and administrative                 1,344                    --                    --                 1,344
    Research and development                              291                    --                    --                   291
    Bad debt expense                                      221                    --                    --                   221
    Depreciation                                           95                    --                    --                    95

                                              ---------------      ----------------      ----------------      ----------------
           Total operating expenses                     1,951                    --                    --                 1,951
                                              ---------------      ----------------      ----------------      ----------------

           Operating (loss) income                     (1,231)                   --                    --                (1,231)
                                              ---------------      ----------------      ----------------      ----------------

Other expense (income):
    Interest, net                                         250                    --                  (196)(B)                54
    Other                                                  (6)                   --                    --                    (6)

                                              ---------------      ----------------      ----------------      ----------------
           Total other expense                            244                    --                  (196)                   48
                                              ---------------      ----------------      ----------------      ----------------

Loss from continuing operations before                 (1,475)                   --                  (196)               (1,279)
    income taxes
Income tax expense                                          7                    --                    --                     7
                                              ---------------      ----------------      ----------------      ----------------

Loss from continuing operations                        (1,482)                   --                  (196)               (1,286)

Income from discontinued operations                       154                  (154)(A)                --                    --

           Net loss                           $        (1,328)     $           (154)     $            196      $         (1,286)
                                              ===============      ================      ================      ================

Basic and diluted loss per common share:
  Loss per common share from continuing
    operations                                $         (0.08)                                                 $          (0.07)
                                              ===============                                                  ================

Common shares used in computing basic and
    diluted net loss per common share:                 19,117                                                            19,117
                                              ===============                                                  ================


                  See accompanying notes to unaudited pro forma condensed consolidated statement of operations.


                                                              F-4

                                                  NETGURU, INC. AND SUBSIDIARIES
                                     CONDENSED CONSOLIDATED PRO FORMA STATEMENT OF OPERATIONS
                                                            (Unaudited)
                                             (In thousands, except per share amounts)

                                                     Year Ended March 31, 2005


                                                    NETGURU, INC.             REI                 PRO FORMA          NETGURU, INC.
                                                      HISTORICAL           DISPOSITION           ADJUSTMENTS          PRO FORMA
                                                   ---------------       --------------        --------------       -------------
Net revenues:
    Engineering and collaborative software
      products and services                        $        11,636       $   (11,035)(C)       $                    $         601
    IT services                                              4,207                                                           4207
                                                   ---------------       --------------        --------------       -------------
           Total net revenues                      $        15,843       $   (11,035)          $                    $       4,808

Cost of revenues:
    Engineering and collaborative software
      products and services                                    786              (713)(C)                                       73
    IT services                                              2,757                                                          2,757
                                                   ---------------       --------------        --------------       -------------
           Total cost of revenues                            3,543              (713)                                       2,830

                                                   ---------------       --------------        --------------       -------------
           Gross profit                                     12,300           (10,322)                                       1,978
                                                   ---------------       --------------        --------------       -------------

Operating expenses:
    Selling, general and administrative                      9,753            (6,946)(D)                                    2,807
    Research and development                                 1,578            (1,035)(C)                                      543
    Bad debt expense                                           355              (119)(C)                                      236
    Depreciation                                               990              (783)(C)                                      207

                                                   ---------------       --------------        --------------       -------------
           Total operating expenses                         12,676            (8,883)                                       3,793
                                                   ---------------       --------------        --------------       -------------
           Operating loss                                     (376)           (1,439)(C)                                   (1,815)
                                                   ---------------       --------------        --------------       -------------
Other expense (income):
    Interest, net                                              543               (69)(C)                 (461)(B)              13
    Other                                                     (102)                7 (C)                                      (95)

                                                   ---------------       --------------        --------------       -------------
           Total other expense                                 441               (62)(C)                 (461)                (82)
                                                   ---------------       --------------        --------------       -------------

Loss from continuing operations before
    income taxes                                              (817)           (1,377)                     461              (1,733)
Income tax expense                                              38                --                                           38

Loss from continuing operations                    $          (855)      $    (1,377)          $          461       $      (1,771)
                                                   ===============       ==============        ==============       =============

Basic and diluted loss per common share:
  Loss per common share from continuing
    operations                                     $         (0.05)                                                 $       (0.09)
                                                   ===============                                                  =============

Common shares used in computing basic and
    diluted net loss per common share:                      18,858                                                         18,858
                                                   ===============                                                  =============


                   See accompanying notes to unaudited pro forma condensed consolidated statement of operations.


                                                               F-5

                         NETGURU, INC. AND SUBSIDIARIES
   NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

(A) Reflects the elimination of the REI business' net earnings for the six months ended September 30, 2005. The amount presented includes all revenues, cost of sales, research and development expenses, bad debt expense, selling, general and administrative expenses, interest expense and all other expenses and income that were specifically identified as an expense or income of the REI business and for a few general and administrative expenses there were amounts that were allocated based on an estimated allocation for that business. As a result of the Company reporting discontinued operations, EITF 87-24 does not allow corporate expenses to be allocated to the discontinued operations; therefore these net earnings do not include any corporate overhead expenses.

(B) Reflects the elimination of interest expense related to the Company's debt as a result of the extinguishments of certain of its debt with the proceeds from the Disposition.

(C) Reflects the elimination of all revenues and expenses of the REI business segment for the fiscal period ended March 31, 2005.

(D) Reflects the elimination of all selling, general, and administrative expenses for the fiscal period ended March 31, 2005. The amount presented represents the allocations to the REI business segment that were specifically identified as expenses of the REI business segment and for a few general and administrative expenses the amounts were based on an estimated allocation for that segment. As a result of the Company reporting discontinued operations, EITF 87-24 does not allow corporate expenses to be allocated to the discontinued operations; therefore these amounts do not include any corporate overhead expenses.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  November 23, 2005           NETGURU, INC.

                                   By: /S/ BRUCE K. NELSON
                                       ----------------------------------------
                                       Bruce K. Nelson, Chief Financial Officer


                                       6